Exhibit 10.36

TO:	PAUL N. ZYLA (“Zyla”)

FROM:	XTRA-GOLD RESOURCES CORP. (“Xtra-Gold”)

RE:	STOCK OPTION AGREEMENT DATED JANUARY 25, 2010
(the “Option Agreement”)

AMENDMENT TO OPTION AGREEMENT

     WHEREAS in accordance with section 8 of the Option Agreement, 3,000 stock options (the “Options””) are to vest on a monthly basis commencing from February 1, 2010 to and including January 1, 2013;

     AND WHEREAS on May 31, 2010, the board of directors of Xtra-Gold approved an amendment to the Option Agreement whereby the number of Options to vest on a monthly basis shall be increased to 4,500 effective June 1, 2010 until fully vested (the “Amendment”);

     UPON EXECUTION OF THIS AGREEMENT, the Amendment shall be accepted by the Parties hereto and be in full force and effect;

     THE PARTIES HERETO FURTHER AGREE as follows:

1.	All other terms and conditions of the Option Agreement will remain in full force and effect.

2.	This Agreement, together with the Option Agreement, shall constitute the entire agreement between Zyla and Xtra-Gold and there shall be no further amendments other than as may be made pursuant to a written agreement executed by the Parties.

DATED this 1st day of June, 2010.

SIGNED, SEALED AND DELIVERED	)	XTRA-GOLD RESOURCES CORP.
)
in the presence of	)
)
	)	Per: /s/ Peter Minuk
/s/ Kevin Coombes	)	Peter Minuk Secretary
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Signature of Witness	)
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Kevin Coombes	)	/s/ Paul N. Zyla
Print Name of Witness	)	PAUL N. ZYLA